CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
Income Statement [Abstract]
Net sales	$ 4,050	$ 8,039
Operating expense:
Cost of sales (exclusive of depreciation and amortization)	3,910	7,590
Selling, general and administrative expenses	3,694	7,094
Stock-based compensation	739	939
Depreciation and amortization	336	208
Total	8,679	15,831
Loss from operations	(4,629)	(7,792)
Other income (expense):
Legal and settlement income	2,954	4,751
Change in revaluation of derivatives	(884)	(846)
Loss on issuance of convertible debt	(4,283)	(2,707)
Loss from operations before income taxes	(6,842)	(6,594)
Income tax	0	0
Net loss	$ (6,842)	$ (6,594)
Basic and diluted net loss per common share	$ (0.04)	$ (0.04)
Basic and diluted weighted average common shares outstanding	181,015,000	155,901,000